Income Tax	6 Months Ended
Jun. 30, 2021
Income Tax [Abstract]
Income Tax
Note 18. - Income Tax
The effective tax rate for the periods presented has been established based on Management’s best estimates, taking into account the tax treatment of permanent differences and tax credits.
For the six-month period ended June 30, 2021, income tax amounted to a $33,128 thousand expense with respect to a profit before income tax of $37,615 thousand. In the six-month period ended June 30, 2020, income tax amounted to a $3,471 thousand expense with respect to a loss before income tax of $22,721 thousand. The effective tax rate differs from the nominal tax rate mainly due to unrecognized tax loss carryforwards in UK entities, provisions for potential tax contingencies and permanent tax differences in some jurisdictions.